                                                                    EXHIBIT 99.1
MATTEL, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

CONTINUING OPERATIONS - PRO FORMA BEFORE CHARGES AND AMORTIZATION OF GOODWILL

(In millions, except per share amts)                      1997             1998           1999          2000            2001
------------------------------------                    ----------      ----------     ----------     ----------     ----------
   Key P&L Data:
   -------------
   Net Sales                                            $  4,646.4      $  4,579.5     $  4,502.7     $  4,565.5     $  4,687.9

   Gross Margin                                         $  2,224.1      $  2,154.5     $  2,067.2     $  2,071.8     $  2,177.1
     % of Net Sales                                           47.9%           47.0%          45.9%          45.4%          46.4%

   Advertising                                          $    620.7      $    631.1     $    569.7     $    573.5     $    543.2
     % of Net Sales                                           13.5%           13.8%          12.6%          12.6%          11.6%

   SG&A                                                 $    779.8      $    862.5     $    867.9     $    908.0     $    934.6
     % of Net Sales                                           16.8%           18.8%          19.3%          19.9%          19.9%

   Operating Income                                     $    821.0      $    652.5     $    629.7     $    604.6     $    686.9
     % of Net Sales                                           17.6%           14.2%          14.0%          13.2%          14.7%

   Net Income Before Charges                            $    524.6      $    389.5     $    362.7     $    328.5     $    386.3
     % of Net Sales                                           11.3%            8.5%           8.1%           7.2%           8.2%

   EPS Before Charges - Diluted                         $     1.36      $     0.90     $     0.84     $     0.77     $     0.89

   Average Number of Common Shares - Diluted                 378.7           421.7          425.3          427.1          436.2

   Key Balance Sheet Data:
   -----------------------
   Accounts Receivable, Net                             $  1,091.4      $    983.0     $  1,002.0     $    839.6     $    696.6
     Days of Sales Outstanding (DSO)                            57              54             56             45             37

   Inventories                                          $    428.8      $    584.4     $    436.3     $    489.7     $    487.5
     Days of Supply (DOS)                                       92             132            101            106            107

   Total Debt Outstanding                               $    695.2      $  1,151.0     $  1,355.6     $  1,501.5     $  1,269.1
     Total Debt-to-Total Capitalization                       26.4%           34.6%          40.9%          51.7%          42.2%

   Worldwide Gross Sales:
   ----------------------
   Girls                                                                $  2,055.8     $  2,024.3     $  2,130.2     $  2,193.2
     % As Reported                                                                             -2%             5%             3%
     % Local Currency                                                                          -2%             8%             4%

   Boys/Entertainment                                                   $  1,188.2     $  1,200.2     $  1,195.7     $  1,269.1
     % As Reported                                                                              1%             0%             6%
     % Local Currency                                                                           0%             2%             7%

   Infant & Preschool                                                   $  1,684.2     $  1,633.8     $  1,636.4     $  1,621.3
     % As Reported                                                                             -3%             0%            -1%
     % Local Currency                                                                          -4%             3%            -1%

   Total Company                                                        $  4,993.2     $  4,896.6     $  4,981.7     $  5,104.1
     % As Reported                                                                             -2%             2%             2%
     % Local Currency                                                                          -3%             5%             3%

MATTEL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
BEFORE CHARGES AND AMORTIZATION OF GOODWILL

                                                       ----------------------   -----------------------   -----------------------
                                                                2001                     2000                      1999
                                                       ----------------------   -----------------------   -----------------------
(In millions, except per share amounts)                  $ Amt    % Net Sales     $ Amt     % Net Sales     $ Amt     % Net Sales
---------------------------------------                --------   -----------   --------    -----------   --------    -----------
Net Sales                                              $4,687.9                 $4,565.5                  $4,502.7
   Cost of sales                                        2,510.8      53.6%       2,493.7       54.6%       2,435.5       54.1%
                                                       --------                 --------                  --------
Gross Profit                                            2,177.1      46.4%       2,071.8       45.4%       2,067.2       45.9%
   Advertising and promotion expenses                     543.2      11.6%         573.5       12.6%         569.7       12.6%
   Other selling and administrative expenses              934.6      19.9%         908.0       19.9%         867.9       19.3%
   Other expense (income), net                              7.4       0.1%         (19.3)      -0.4%          (5.3)      -0.1%
                                                       --------                 --------                  --------
Operating Income Before Amortization                      691.9      14.8%         609.6       13.3%         634.9       14.1%
   Amortization of other intangibles                        5.0       0.1%           5.0        0.1%           5.2        0.1%
                                                       --------                 --------                  --------
Operating Income                                          686.9      14.7%         604.6       13.2%         629.7       14.0%
   Interest expense                                       155.1       3.3%         153.0        3.3%         131.6        2.9%
                                                       --------                 --------                  --------
Income Before Income Taxes                                531.8      11.4%         451.6        9.9%         498.1       11.1%
   Provision for income taxes                             145.5                    123.1                     135.4
                                                       --------                 --------                  --------
Income From Continuing Operations                      $  386.3       8.2%      $  328.5        7.2%      $  362.7        8.1%
                                                       ========                 ========                  ========
Effective Tax Rate                                         27.4%                    27.3%                     27.2%
Basic Income per Share from Continuing Operations      $   0.90                 $   0.77                  $   0.87
 Avg. Number of Common Shares Outstanding - Basic         431.0                    426.2                     414.2
Diluted Income per Share from Continuing Operations    $   0.89                 $   0.77                  $   0.84
 Avg. Number of Common Shares Outstanding - Diluted       436.2                    427.1                     425.3

                                                           ----------------------    -----------------------
                                                                    1998                      1997
                                                           ----------------------    -----------------------
(In millions, except per share amounts)                      $ Amt    % Net Sales      $ Amt     % Net Sales
---------------------------------------                    --------   -----------    --------    -----------
Net Sales                                                  $4,579.5                  $4,646.4
   Cost of sales                                            2,425.0      53.0%        2,422.3       52.1%
                                                           --------                  --------
Gross Profit                                                2,154.5      47.0%        2,224.1       47.9%
   Advertising and promotion expenses                         631.1      13.8%          620.7       13.5%
   Other selling and administrative expenses                  862.5      18.8%          779.8       16.8%
   Other expense (income), net                                  5.3       0.1%            1.2        0.0%
                                                           --------                  --------
Operating Income Before Amortization                          655.6      14.3%          822.4       17.6%
   Amortization of other intangibles                            3.1       0.1%            1.4        0.0%
                                                           --------                  --------
Operating Income                                              652.5      14.2%          821.0       17.6%
   Interest expense                                           110.8       2.4%           90.1        1.9%
                                                           --------                  --------
Income Before Income Taxes                                    541.7      11.8%          730.9       15.7%
   Provision for income taxes                                 152.2                     206.3
                                                           --------                  --------
Income From Continuing Operations                          $  389.5       8.5%       $  524.6       11.3%
                                                           ========                  ========
Effective Tax Rate                                             28.1%                     28.2%
Basic Income per Share from Continuing Operations          $   0.98                  $   1.39
 Avg. Number of Common Shares Outstanding - Basic             390.2                     369.9
Diluted Income per Share from Continuing Operations        $   0.90                  $   1.36
 Avg. Number of Common Shares Outstanding - Diluted           421.7                     378.7

================================================================================

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)                                         2001        2000        1999         1998         1997
-------------                                       --------    --------    --------     --------     --------
ASSETS
   Cash and short-term investments                  $  616.6    $  232.4    $  247.4     $  212.5     $  695.0
   Accounts receivable, net                            696.6       839.6     1,002.0        983.0      1,091.4
   Inventories                                         487.5       489.7       436.3        584.4        428.8
   Prepaid expenses and other current assets           291.9       189.8       166.2        277.9        246.5
                                                    --------    --------    --------     --------     --------
      Total current assets                           2,092.6     1,751.5     1,851.9      2,057.8      2,461.7
   Property, plant and equipment, net                  626.7       647.8       724.8        736.5        601.6
   Other assets                                      1,821.3     1,902.6     1,635.3      1,467.9        740.5
   Net investment in discontinued operations               -        11.5       462.0        350.6        111.2
                                                    --------    --------    --------     --------     --------
      Total Assets                                  $4,540.6    $4,313.4    $4,674.0     $4,612.8     $3,915.0
                                                    ========    ========    ========     ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Short-term borrowings                            $   38.1    $  226.4    $  369.5     $  134.0     $   17.5
   Current portion of long-term liabilities            210.1        32.7         3.2         33.5         13.6
   Accounts payable and accrued liabilities          1,109.0     1,042.4     1,007.9        944.4        939.6
   Income taxes payable                                239.8       200.9       184.8        205.3        202.7
                                                    --------    --------    --------     --------     --------
      Total current liabilities                      1,597.0     1,502.4     1,565.4      1,317.2      1,173.4
   Long-term debt                                    1,020.9     1,242.4       982.9        983.5        664.1
   Other long-term liabilities                         184.2       165.5       163.0        141.3        144.2
   Stockholders' equity                              1,738.5     1,403.1     1,962.7      2,170.8      1,933.3
                                                    --------    --------    --------     --------     --------
      Total Liabilities and Stockholders' Equity    $4,540.6    $4,313.4    $4,674.0     $4,612.8     $3,915.0
                                                    ========    ========    ========     ========     ========